Columbia Global Equity Fund

Supplement dated April 12, 2013 (“Supplement”) to the Prospectus dated February 28, 2013 and Statement of Additional Information (SAI) dated March 19, 2013,

each as supplemented

For the Prospectus

The Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section are superseded and replaced as follows:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Neil Robson	Fund Manager	Lead Manager	April 2013
Esther Perkins, CFA	Fund Manager	Deputy Manager	2011

The Portfolio Managers responsible for the day-to-day management of the Fund, as described under the section “Portfolio Manager” in the More Information About the Fund section, are superseded and replaced as follows:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Neil Robson	Fund Manager	Lead Manager	April 2013
Esther Perkins, CFA	Fund Manager	Deputy Manager	2011

Mr. Robson joined Threadneedle in 2011 as a global equity fund manager. Prior to joining Threadneedle, Mr. Robson was a fund manager at Martin Currie Investment Management. Prior to joining Martin Currie in 2010, Mr. Robson was Head of Global Equities and then Head of Equities at Pioneer Asset Management, having joined in 2003. Mr. Robson began his investment career in 1986 and earned a BSc (Hons) from University of Bristol.

Ms. Perkins joined Threadneedle in 2008 as a global equity fund manager. Prior to joining Threadneedle, Ms. Perkins was an Investment Director at Standard Life Investments, managing global portfolios. Ms. Perkins began her investment career in 1998 and earned a B.A. from Oxford University; M.A. from the University of Pennsylvania; an M.B.A. from Wharton Business School.

The rest of the section remains unchanged.

For the SAI

The portfolio manager reporting in the section entitled “Service Providers – Investment Management Services, Table 17. Portfolio Managers” in the SAI for the above mentioned fund is superseded and replaced as follows:

Portfolio Managers. For the funds other than money market funds, the following table provides information and the fund’s portfolio managers as October 31, 2012, unless otherwise noted.

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
For funds with fiscal period ending October 31
Columbia Global Equity	Esther Perkins	1 RIC 3 other accounts	$386.99 million $765.88 million	None	None(d)	(10)	(24)
	Neil Robson(c)	4 PIVs 1 other account	$438.60 million $751.60 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b) Number	of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(c) The	portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of March 31, 2013.

(d) The	fund is available for sale in the U.S. only. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

The rest of this section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6334-12 A (4/13)